LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED DECEMBER 24, 2014

TO THE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION OF

THE FUNDS LISTED IN SCHEDULE A

The following information supplements and replaces any information to the contrary in the Prospectus that appears in the section titled “More on fund management”:

QS Batterymarch Financial Management, Inc. (“QS Batterymarch” or the “subadviser”) provides the day-to-day portfolio management of the fund, except for the management of a certain portion of the fund’s cash and short-term instruments.

Western Asset Management Company (“Western Asset”) manages the portion of the fund’s cash and short-term instruments allocated to it.

The following information replaces any information to the contrary in the Statement of Additional Information (the “SAI”) that appears in the section titled “Investment Practices and Risk Factors”:

All references in the SAI to “Western Asset” are amended to refer to “Western Asset or the subadviser, as applicable.”

The following information supplements the disclosure in the SAI that appears in the section titled “Investment Practices and Risk Factors – Money Market Instruments”:

The fund may invest in money market instruments, including money market funds managed by Legg Mason Partners Fund Adviser, LLC (“LMPFA”) or its affiliates and money market funds managed by unaffiliated advisers. Money market funds invest in high-quality, U.S. dollar-denominated short-term debt securities and must follow strict rules as to the credit quality, liquidity, diversification and maturity of their investments. The fund may lose money on its investment in money market funds. If the fund invests in money market funds it will indirectly bear its proportionate share of the management fees and other expenses that are charged by the money market fund in addition to the management fees and other expenses paid by the fund. If the fund invests in money market funds that are managed by LMPFA or its affiliates, it is possible that a conflict of interest among the fund and the affiliated funds could affect how the fund’s manager and its affiliates fulfill their fiduciary duty to the fund and the affiliated funds.

The following information supplements and replaces any information to the contrary in the SAI that appears in the section titled “Investment Management and Other Services: Subadvisory Arrangements”:

Western Asset manages the portion of the fund’s cash and short-term instruments allocated to it, pursuant to an agreement between the manager and Western Asset (the “Western Asset Agreement”).

The following information supplements and replaces any information to the contrary in the SAI that appears in the section titled “Portfolio Transactions”:

Subject to such policies as may be established by the Board from time to time, the subadviser is primarily responsible for the fund’s portfolio decisions and the placing of the fund’s portfolio transactions and Western Asset manages the portion of the fund’s cash and short-term instruments allocated to it.

SCHEDULE A

Fund	Date of Prospectuses and SAIs
LEGG MASON PARTNERS EQUITY TRUST
QS Batterymarch Global Equity Fund	March 1, 2014
QS Batterymarch Managed Volatility Global Dividend Fund	February 1, 2014
QS Batterymarch Managed Volatility International Dividend Fund	February 1, 2014
QS Batterymarch S&P 500 Index Fund	February 1, 2014
QS Batterymarch U.S. Large Cap Equity Fund	March 31, 2014

Please retain this supplement for future reference.

QSIN108714

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